SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K/A



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported) November 27, 2002
                                                 ------------------



                         HEALTH SYSTEMS SOLUTIONS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Nevada                       0-24681                  82-1513245
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission File            (IRS Employer
      or incorporation)                 Number)             Identification No.)


         200 South Hoover Boulevard, Building 205, Tampa, Florida 33609
         --------------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (813) 282-3303
                                                   --------------


                        SILVER KEY MINING COMPANY, INC.
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS
         ---------------------------------------------

   (a)   Previous Independent Accountants.

         (i) Effective November 27, 2002, Silver Key Mining Company, Inc. (the "Registrant") dismissed HJ & Associates ("HJ") as the principal accountants to audit Registrant's financial statements.

         (ii) The reports of HJ on the financial statements of Registrant for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were unqualified or not modified as to uncertainty, audit scope or accounting principle; however, the reports were modified to include an explanatory paragraph wherein HJ expressed substantial doubt about the Registrant's ability to continue as a going concern.

         (iii) The decision to dismiss HJ was recommended by management and approved by the Registrant's Audit Committee and Board of Directors.

         (iv) In connection with its audits for the two most recent fiscal years and the subsequent interim period preceding dismissal on November 27, 2002, there have been no disagreements with HJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of HJ would have caused them to make reference thereto in their report on the financial statements for such years; however, the reports were modified to include an explanatory paragraph wherein HJ expressed substantial doubt about the Registrant's ability to continue as a going concern.

         (v) During the two most recent fiscal years and prior to the date here of, the Registrant has had no reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-K).

The Registrant requested HJ furnish a letter addressed to the Securities and Exchange Commission stating whether or not HJ agrees with the statements made above and, if not, stating the respects in which it does not agree. A copy of this letter, dated November 27, 2002, is filed as Exhibit 16.1 to this Form 8-K.

   (b)   Engagement of New Independent Accountants.

         (i) Effective November 27, 2002, the Registrant engaged the accounting firm of Rogoff & Company, P.C. as the Registrant's new independent accountants to audit the Registrant's financial statements for the fiscal year ending December 31, 2002.

         (ii) The Registrant has not consulted with Rogoff & Company, P.C. during the last two years or subsequent interim period on either the application of accounting principles or type of opinion Rogoff & Company, P.C. might issue on the Registrant's financial statements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

   (c)   Exhibits

         16.1  Letter of HJ & Associates pursuant to Item 304 of Regulation S-B.

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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               SILVER KEY MINING COMPANY, INC.


                                               By: /s/ B.M. Milvain
                                                  ---------------------------
                                                  B.M. Milvain, President


DATED: December 10, 2002











































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